Exhibit 99.7

 Q3 2023 Financial Results Conference Call  September 6, 2023  Photronics, Inc.

 Safe Harbor Statement  This presentation and some of our comments during this presentation may contain projections or other forward-looking statements regarding future events, our future financial performance, and/or the future performance of the industry. These statements are predictions and contain risks and uncertainties. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission. These documents contain and identify important factors that could cause the actual results for the Company to differ materially from those contained in our projections or forward-looking statements. These certain factors can be found at www.photronics.com/riskfactors. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee the accuracy of any forecasts or estimates, and we are not obligated to update any forward-looking statements if our expectations change.  9/6/2023  2

 Committed to driving long-term, profitable growth through strategic investments  9/6/2023  3  Q3 2023 Summary  Maintaining margins and strong cash flow as demand softens Q/Q; favorable long-term demand drivers remain  GAAP Net income* was $27.0M, or $0.44/share; non-GAAP was $31.6M, or $0.51/share  Investing in IC capacity to capitalize on market growth trends  IC: -2% Q/Q, +1% Y/Y  FPD: -2% Q/Q, +4% Y/Y  -2%Q/Q  +2%Y/Y  $85.9M generated from operating activity  $21.1M invested in capex  $26.7M total debt  Cash balance  $448.5M  $27.3M  Short-term investments  *Net income attributable to Photronics, Inc. shareholders  Revenue  $224.2M

 Favorable Long-term Photomask Demand Drivers  On pace for record year in 2023 with continued growth in 2024  Drivers in place for continued growth in photomask demand  IC industry forecast to reach $1T by 2030  New IC designs across high-end and mainstream for secular forces such as AI, data centers, IoT, automotive, industrial, and ML  Display innovation in mobile applications with integrated technologies (e.g., biometric identification) and foldable screens  On-shoring trends support additional investments in global semiconductor manufacturing capacity  Ongoing resurgence in legacy IC demand and limited growth in reticle supply supports price and investment in point tools  As largest merchant photomask provider with expansive geographic footprint, Photronics uniquely positioned to benefit from these trends   Capital allocation strategy and prudent balance sheet management support growth initiatives while increasing ROIC and resilience  9/6/2023  4

 Clear Strategy for Sustainable, Long-Term Profitable Growth  9/6/2023  5  Revenue Growth  Win lion’s share of the growth in TAM for IC and FPD  Continue targeted expansion of IC capacity, including mainstream point tool investments  Leverage global footprint to exploit expansion of IC foundry business  Capitalize on FPD technology leadership in AMOLED to continue improving mix  Margin Expansion  Improved pricing environment in high-end and mainstream IC   Optimize asset tool set to match end-market demand  Increasing benefit from operating leverage  Explore Strategic Partnerships  Long-term Purchase Agreements

 Income Statement Summary  GAAP  Non-GAAP1  $M (except EPS)  Q323  Q223  Q322  Q323  Q223  Q322  Revenue  224.2    229.3  219.9  Gross Profit   86.8   88.4  83.9  Gross Margin  38.7%  38.6%  38.1%  Operating Income   65.3   67.0   63.7  Operating Margin  29.1%  29.2%  29.0%  Non-operating income (loss)  (0.9)   13.6   3.6  3.6  2.9  (0.2)  Income tax provision   16.1   21.3   18.1  17.3  18.5  17.2  Minority interest   21.3   19.3   18.0  20.0  18.4  17.5  Net income2   27.0   39.9   31.2  31.6  32.9  28.9  Diluted EPS2   0.44   0.65   0.51  0.51  0.54  0.47  Days in quarter  91  91  91  9/6/2023  6  1See reconciliation included in this presentation 2Net income attributable to Photronics, Inc. shareholders  Maintained margins Q/Q while demand softened across IC and FPD  GAAP Non-operating income primarily consists of unrealized FX gain/loss;  Non-GAAP removes effect of FX gain/loss  Minority interest reflects net income of IC JVs in Taiwan and China

 $M  Q323  Q223  Q/Q  Q322  Y/Y  High-End*  45.3  43.9  3%  52.7  (14%)  Mainstream  117.8  123.1  (4%)  108.6  9%  Total  163.1  167.1  (2%)  161.3  1%  IC Photomask Revenue  9/6/2023  High-end increased Q/Q on stronger foundry/logic demand in Asia  Mainstream softness Q/Q more than offset better high-end demand  Outlook  New designs by customers to gain market share and support technology roadmap  Regionalization driving investments for global chip capacity  ASPs continue to expand, reflecting the demand/supply dynamic  *28nm and smaller  Note: Totals may differ due to rounding  7

 FPD Photomask Revenue  9/6/2023  *≥G10.5, AMOLED and LTPS Note: Totals may differ due to rounding.  8  $M  Q323  Q223  Q/Q  Q322  Y/Y  High-End*  50.0  51.9  (4%)  50.7  (1%)  Mainstream  11.1  10.4  7%  8.0  39%  Total  61.1  62.3  (2%)  58.7  4%  High-end down Q/Q as strong AMOLED sales offset by lower G10.5+ and LTPS demand  Mainstream production expanded to maintain high utilization rate  Outlook  Technology development drives demand for higher-value masks  Mobile demand is expected to improve with rollout of new designs and emerging competitors winning market share

 Select Financial Data  $M  Q323  Q223  Q322  Cash  448.4  367.5  380.8  Short-term Investments  27.3  45.4  -  Debt  26.7  28.3  57.3  Net Cash*  421.8  339.1  323.5  Operating Cash Flow  85.9  82.0  92.6  Capital Expenditures  21.1  26.6  11.5  Continued strong operating cash flow from income generation and working capital management  Debt comprised of US equipment leases  Capex targets growth in IC capacity & facility expansion  Strong balance sheet able to fund investments, share repurchases, and strategic opportunities and resilient to effects of industry downturns  9/6/2023  9  *Net cash defined is a non-GAAP term; see reconciliation included in this presentation

 Q4 2023 Guidance   Revenue ($M)  222 – 232  Operating Margin  29% - 31%  Taxes ($M)  15 – 17  Diluted non-GAAP EPS  $0.51 - $0.59  Diluted Shares (M)  ~62  Full-year Capex (M)  ~130  Incorporation of chips in IoT, 5G, Crypto and consumer products   New designs to capture market share  Advanced display technologies  Outlook clouded by geopolitical uncertainty and macro-economic headwinds  Driving margin expansion and cash flows to achieve long-term target model  9/6/2023  10

 For Additional Information:  Please contact  John P. Jordan  Executive Vice President & CFO  203.740.5671  jjordan@photronics.com   Thank you for your interest!

 Appendix

 Total Revenue ($M)  9/6/2023  13  IC  FPD  Total may differ due to rounding

 IC Photomask Revenue ($M)  9/6/2023  14  Mainstream  High-End  High-End: 28nm and smaller; Total may differ due to rounding

 FPD Photomask Revenue ($M)  9/6/2023  15  Mainstream  High-End  High-End: ≥G10.5, AMOLED and LTPS; Total may differ due to rounding

 Non-GAAP Financial Measures  Non-GAAP Net Income attributable to Photronics, Inc. shareholders and non-GAAP earnings per share, Free Cash Flow and Net Cash are "non-GAAP financial measures" as such term is defined by the Securities and Exchange Commission and may differ from similarly named non-GAAP financial measures used by other companies. The attached financial supplement reconciles Photronics, Inc. financial results under GAAP to non-GAAP financial information. We believe these non-GAAP financial measures that exclude certain items are useful for analysts and investors to evaluate our future on-going performance, because they enable a more meaningful comparison of our projected performance with our historical results. These non-GAAP metrics are not intended to represent funds available for our discretionary use and are not intended to represent or be used as a substitute for gross profit, operating income, net income, cash and cash equivalents, or cash flows from operations, as measured under GAAP. The items excluded from these non-GAAP metrics but included in the calculation of their closest GAAP equivalent are significant components of the condensed consolidated balance sheets and statement of cash flows and must be considered in performing a comprehensive assessment of overall financial performance. Please refer to the non-GAAP reconciliations on the following pages.   9/6/2023  16

 Non-GAAP Financial Measures  9/6/2023  17

 Non-GAAP Financial Measures  9/6/2023  18